CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our Firm in the Post Effective Amendment to the Registration Statement on Form N-1A of Merit Advisors Investment Trust.

                                                                                    TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 25, 2006